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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Famous Dave's of America, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 2007
PROXY STATEMENT
VOTING AND REVOCATION OF PROXY
PROXIES AND VOTING
ELECTION OF DIRECTORS (Proposal One)
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)
OTHER MATTERS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
PROPOSALS OF SHAREHOLDERS
DISCRETIONARY PROXY VOTING AUTHORITY/ UNTIMELY SHAREHOLDER PROPOSALS
SOLICITATION

FAMOUS DAVE’S OF AMERICA, INC.
12701 Whitewater Drive, Suite 200
Minnetonka, Minnesota 55343

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2007

TO THE SHAREHOLDERS OF FAMOUS DAVE’S OF AMERICA, INC.:

Please take notice that the annual meeting of shareholders of Famous Dave’s of America, Inc. (the “Annual Meeting”) will be held, pursuant to due call by the Board of Directors of the Company, at The Sheraton Bloomington Hotel, Minneapolis South, 7800 Normandale Boulevard, Minneapolis, Minnesota, on Tuesday, May 8, 2007, at 3:00 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect six directors;

2.	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal 2007; and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof.

Pursuant to due action of the Board of Directors, shareholders of record on March 19, 2007 will be entitled to vote at the meeting or any adjournments thereof. The election of each director under proposal one requires the affirmative vote of the holders of a plurality of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting. Adoption of each other proposal requires the affirmative vote of the holders of a majority of such shares.

A proxy for the annual meeting is enclosed herewith. You are requested to fill in and sign the proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.

By Order of the Board of Directors

Diana G. Purcel
Secretary

April 9, 2007

FAMOUS DAVE’S OF AMERICA, INC.
12701 Whitewater Drive, Suite 200
Minnetonka, Minnesota 55343

PROXY STATEMENT

Annual Meeting of Shareholders to be Held
May 8, 2007

VOTING AND REVOCATION OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Famous Dave’s of America, Inc. (periodically referred to herein as “Famous Dave’s” and the “Company”) to be used at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on Tuesday, May 8, 2007, at 3:00 p.m. at The Sheraton Bloomington Hotel, Minneapolis South, 7800 Normandale Boulevard, Minneapolis, Minnesota, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect six directors;

2.	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal 2007; and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was April 9, 2007. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the Annual Meeting and at any adjournments thereof. Presence at the Annual Meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on March 19, 2007 (the “Record Date”) will be entitled to vote at the Annual Meeting or any adjournments thereof.

PROXIES AND VOTING

Only holders of record of the Company’s Common Stock at the close of business on March 19, 2007, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 10,150,189 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. The election of each director under proposal one requires the affirmative vote of the holders of a plurality of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting. Adoption of each other proposal requires the affirmative vote of the holders of a majority of such shares.

All shares represented by proxies will be voted for the election of the nominees for the Board of Directors named in this Proxy Statement and for ratification of Grant Thornton LLP’s appointment as the Company’s independent registered public accounting firm unless a contrary choice is specified. If any nominee for the Board of Directors should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. A shareholder who abstains with respect to any proposal is considered to be present and entitled to vote on such proposal and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any proposal, shall not be considered present and entitled to vote on such proposal.

The Board of Directors unanimously recommends that you vote “FOR” the election of all nominees for the Board of Directors named in this Proxy Statement and “FOR” the ratification of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal 2007.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

ELECTION OF DIRECTORS
(Proposal One)

The Board of Directors currently consists of six (6) directors, each of whom has been nominated for re-election by the Board of Directors. If re-elected, each nominee has consented to serve as a director of the Company, to hold office until the next annual meeting of shareholders, or until his or her successor is elected and shall have qualified.

The names and ages of the nominees, and their principal occupations and tenure as directors are set forth below based upon information furnished to the Company by such nominees.

Name and Age of	Principal Occupation, Business Experience	Director
Director and Nominee	For the Past Five Years and Directorships of Public Companies	Since

F. Lane Cardwell, Jr. Age 54	F. Lane Cardwell, Jr. has spent over 28 years in the restaurant industry, most recently as the President of Eatzi’s Market and Bakery from June 1996 to June 1999. Prior to joining Eatzi’s in 1996, Mr. Cardwell was Executive Vice President, Chief Administrative Officer and a member of the Board of Directors of Brinker International, Inc. Mr. Cardwell is also a director of P. F. Chang’s China Bistro, Inc., a publicly traded company, and serves on its Audit and Compensation Committees. He also serves on the boards of three privately held restaurant companies. Committees: Strategic Planning (Chair); Compensation; Corporate Governance and Nominating.	2003

K. Jeffrey Dahlberg Age 53	K. Jeffrey Dahlberg has served as Chairman of the Company’s Board of Directors since December 2003. Mr. Dahlberg also serves as President of Sugarloaf Ventures, Inc. a business development and investment firm. Mr. Dahlberg, who co-founded Grow Biz International, Inc. in 1990, served as its Chairman from inception until March 2000 and as its Chief Executive Officer from 1999 until March 2000.	2001

David Goronkin Age 44	David Goronkin has served as President and Chief Executive Officer and a member of the Company’s Board of Directors since August 2003. Prior to joining the Company, Mr. Goronkin was an executive officer of Buffets, Inc., serving as its Chief Operating Officer from August 2000 to July 2003 and Executive Vice President of Operations from October 1996 to August 2000. Mr. Goronkin had also served as a director of Buffets since October 2000. From 1994 through 1996, Mr. Goronkin held several operations and franchise-related positions with HomeTown Buffet, Inc., including serving as its Vice President of Operations immediately prior to that company’s merger with Buffets, Inc. in 1996. Committee: Strategic Planning.	2003

Mary L. Jeffries Age 49	Mary L. Jeffries joined Petters Group Worldwide in 2004 as Chief Operating Officer, and became President in 2006. Prior to joining Petters Group, she owned her own management consulting company focused in the areas of strategy, operations and finance. Ms. Jeffries served as a General Partner and Chief Operating Officer of St. Paul Venture Capital, an early-stage venture capital fund, from February 2001 until December 2003. From 1997 until she joined St. Paul Venture Capital, Ms. Jeffries served as Chief Operating Officer at the marketing and communications agency of Shandwick International. Ms. Jeffries, who was a Senior Auditor and Computer Audit Specialist at KPMG from 1979-1983, also served as Assistant Controller of Fairview Hospital and HealthCare Services from 1983-1988 and held positions as Managing Director, Chief Operating Officer and Controller at the public relations agency of Mona Meyer McGrath & Gavin from 1988-1997. Committees: Audit (Chair); Corporate Governance and Nominating.	2003

Name and Age of	Principal Occupation, Business Experience	Director
Director and Nominee	For the Past Five Years and Directorships of Public Companies	Since

Richard L. Monfort Age 52	From 1991 to 1995, Richard L. Monfort served as Group Vice President and Chief Executive Officer of ConAgra Red Meats division, which had approximately $8 billion in annual pork and beef sales. From September 1995 to the present, Mr. Monfort has been engaged in the management of various private business and investment interests, including acting as managing partner of the Hyatt Grand Champions Hotel in Palm Springs, California, and being an owner of the Hilltop Steakhouse in Boston, Massachusetts and a partner in the Montera Cattle Company. Since 1997, Mr. Monfort has served as Vice Chairman of the Colorado Rockies, a professional baseball team. Committee: Audit.	1996

Dean A. Riesen Age 50	Appointed as a director in March 2003, Dean A. Riesen has been Managing Partner of Rimrock Capital Partners, LLC and Riesen & Company, LLC since 2001, both real estate investment entities. Riesen also serves as a member of Meridian Bank, N.A.’s Board of Directors and Chairman of its Audit Committee. Previously, Mr. Riesen served as Chief Financial Officer of Carlson Holdings, Inc. (parent of Carlson Companies, Inc. and T.G.I. Friday’s, Inc.) from 1999-2001. Mr. Riesen was also President & CEO of Tonkawa, Inc. from 1999-2001 and President, CEO, and General Partner of Carlson Real Estate Company from 1985-2001. Mr. Riesen served on Carlson Companies’ Investment Committee from 1989-1999. Mr. Riesen was a member of Thomas Cook Holdings LTD (U.K.) Board of Directors and a member of its Audit Committee. Mr. Riesen is also Vice Chairman of the Cornell College Board of Trustees. Committees: Compensation (Chair); Corporate Governance and Nominating (Chair); Audit; Strategic Planning.	2003

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Certain statements contained in this Proxy Statement include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements in this Proxy Statement are based on information currently available to us as of the date to which this Proxy Statement pertains, and we assume no obligation to update any forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may include, among others, those factors listed in Item 1A of our most recent Annual Report on Form 10-K, and elsewhere in our Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission. The following discussion should be read in conjunction with “Selected Financial Data” (Item 6 of our Annual Report on Form 10-K) and our financial statements and related footnotes appearing elsewhere in our Annual Report on Form 10-K.

Overview

Famous Dave’s of America, Inc. (“Famous Dave’s” or the “Company”) was incorporated as a Minnesota corporation in March 1994 and opened its first restaurant in Minneapolis in June 1995. As of December 31, 2006, there were 145 Famous Dave’s restaurants operating in 35 states, including 41 company-owned restaurants and 104 franchise-operated restaurants.

As of December 31, 2006, we employed approximately 2,600 associates, of which approximately 270 were full-time. The following individuals held executive positions within the Company at December 31, 2006 and participated in the Company’s executive compensation plans:

Name	Title

David Goronkin(1)	President and CEO
Diana G. Purcel(1)	Chief Financial Officer
Christopher O’Donnell(1)	Chief Operating Officer
Joleen Flory Lundgren	Executive Vice President — Human Resources and Training
Glenn D. Drasher	Vice President — Marketing
Corrie J. Kvasnicka	Vice President — Procurement and Construction
Clark C. Grant	Vice President — Finance

(1)	These individuals were determined to be executive officers of the Company pursuant to Item 402(a)(3) of Regulation S-K (collectively, the “Named Executive Officers”).

General Compensation Philosophy

The Compensation Committee of the Board of Directors has direct oversight and responsibility for the Company’s executive compensation policies and programs. The Company’s executive compensation policies and programs are designed to provide:

•	competitive levels of compensation that integrate with the Company’s annual objectives and long-term goals;

•	long-term incentives that are aligned with shareholder interests;

•	a reward system for above-average performance;

•	recognition for individual initiative and achievements; and

•	a means for the Company to attract and retain qualified executives.

To that end, it is the view of the Compensation Committee that the total compensation program for executive officers should consist of the following three elements, all determined by individual and corporate performance:

•	Base salary compensation;

•	Annual incentive compensation (bonus); and

•	Stock incentive awards (Performance Shares).

In addition to the compensation program elements listed above, we have established a Deferred Stock Unit Plan and a Non-Qualified Deferred Compensation Plan in which certain executives are entitled to participate. The Compensation Committee believes that the availability of these plans, each of which are discussed below, adds to the attractiveness of the Company’s overall compensation program and positively impacts the Company’s ability to hire and retain qualified executives.

The Compensation Committee charter provides for access to resources it deems necessary or desirable to accomplish its responsibilities, including the sole authority to retain (with funding provided by the Company) independent experts in the field of executive compensation. The Compensation Committee has the sole authority to retain and to terminate such independent compensation experts, and to approve the fees and other retention terms. During fiscal 2006, the Compensation Committee utilized Towers Perrin as the independent compensation expert to advise the Compensation Committee with respect to development and implementation of the Company’s compensation packages. The Compensation Committee approves, on an annual basis, the competitiveness of our overall executive compensation programs, including the appropriate mix between cash and non-cash compensation as well as annual and long-term incentives. Compensation tally sheets for each of the Named Executive Officers are prepared and reviewed annually by the Committee. These tally sheets affix dollar amounts to all components of the Named Executive Officers’ compensation, including salary, bonus, outstanding equity awards, and performance share grants.

Annual Compensation Plans

As referenced above, the Compensation Committee considers data from its independent compensation expert, on an annual basis, to ensure that we are providing a competitive compensation structure for our executives. Additionally, the Compensation Committee ensures that our programs are in accordance with established policies.

It is currently our objective to compensate our executives through a combination of salary and bonus eligibility within the mid-point to third quartile of the market for similar positions within companies of comparable size, growth and profitability in our respective industry. The Compensation Committee will continue to evaluate this position in order to remain competitive from a compensation perspective, and make changes to the plans as it deems desirable and in the best interests of the Company from time to time. Our Chief Executive Officer provides input to the Compensation Committee on executive compensation and participates in the ultimate determination of executive compensation. Our Chief Executive Officer has no direct involvement in the determination of his compensation, the determination and structure of which is the sole responsibility of the Compensation Committee.

     Base Salary Compensation

Base salary compensation is determined by the potential impact each position has on the Company, the skills and experiences required by the position, the performance and potential of the incumbent in the position, and competitive market information.

     Annual Incentive Compensation

The annual incentive compensation potential for executives of the Company is structured so that the executives are compensated on the same risk and reward basis as the Company’s shareholders. Annual incentive compensation is calculated as a percentage of annual salary, and is based on competitive market information for similar positions and experience and the actual payouts are based on achieving Company earnings per share (EPS) targets. The actual payout is based on a linear scale representing 50% to 200% of the annual EPS target. If the Company achieves at least 80% of the annual EPS target, each executive will be entitled to receive a percentage of his or her annual incentive equal to the percentage of the EPS Goal achieved by the Company, up to the 200% maximum payout as illustrated below:

Payout as Percent of Target		% of EPS Target

200%	Maximum	150%
100%	Target	100%
50%	Minimum	80%

For fiscal 2004 and fiscal 2005, executives earned 83.3% and 66.7% payouts under the plan, respectively. During fiscal 2006, executives earned a 58.3% payout under the plan. In addition, the Committee granted a one-time discretionary bonus resulting from an adjustment for a non-cash impairment charge, and as a result, executives received a 100% payout for fiscal 2006.

Stock Incentive Awards — Performance Shares

A key objective of our Compensation Committee is to align Company performance with shareholder expectations. In order to better align these objectives, in fiscal 2004 the Compensation Committee determined that, beginning in fiscal 2005, the Company would solely use performance shares as a long-term incentive award for executives, including Named Executive Officers, and would discontinue the use of stock options. The Compensation Committee believes that the use of performance shares as a long-term incentive award more closely aligns management’s objectives with that of its shareholders, because these shares are earned based on the Company achieving specific cumulative EPS goals over a three year period, rather than awards of stock options that merely vest with the passage of time.

On an annual basis, based on data provided by an independent compensation expert, the Compensation Committee considers information pertaining to comparable organizations, so that the Committee can determine the recommended grant of stock incentives to the Company’s executives. When determining the amount of a stock incentive grant to an executive for a particular year, the Compensation Committee does not take into account any gains realized that year by the executive as a result of his or her individual decision to exercise an option granted in a previous year, previous grants of performance shares, or any gains realized by him or her upon the ultimate grant of shares underlying a stock performance grant. Such gains are excluded from the determination because the decision as to whether the value of exercisable stock options will be realized in any particular year is determined by each individual executive’s decision whether to exercise all or a portion of such stock options and not by the Compensation Committee.

To the extent earned after the applicable three year period, performance shares are paid in shares of the Company’s common stock. Therefore, the value realizable from performance shares is dependent upon the extent to which the Company’s performance is reflected in the market price of the Company’s common stock at any particular point in time.

The Compensation Committee will continue to evaluate the appropriate form for Company stock incentive awards and make changes to the form of such awards as it deems desirable and in the best interests of the Company from time to time.

     Performance Share Programs

The Company began awarding stock incentives in the form of performance shares in fiscal 2004 and as of December 31, 2006, had three approved performance share programs in progress, each with a three-year performance period; a 2004-2006 program (the 2004 Performance Share Program), a 2005-2007 program (the 2005 Performance Share Program) and a 2006-2008 program (the 2006 Performance Share Program) (each a “Performance Share Program”). Under each Performance Share Program, the Company has granted recipients the right to receive a specified number of shares of the Company’s common stock (“Performance Shares”) subject to the Company achieving a specified percentage of the cumulative total of the EPS goals for each of the fiscal years making up the three-year performance period (the “Cumulative EPS Goal”). The Compensation Committee determines the EPS goal for each fiscal year prior to the beginning of each fiscal year. The actual EPS for each fiscal year is based on the earnings per diluted share amount for that fiscal year as set forth in the audited financial statements filed with the Company’s Annual Report on Form 10-K. The determination as to the number of Performance Shares to be received, if any, is determined after the Company files its Annual Report on Form 10-K for the last fiscal year of the applicable three-year performance period and the Performance Shares are issued following such filing if the applicable specified percentage of the Cumulative EPS Goal is achieved. The Performance Share grants for each recipient are contingent on the recipient remaining an employee of the Company until the filing of the Annual Report on Form 10-K for the applicable fiscal year and are subject to the recipient having signed and delivered a non-competition agreement to the Company.

Under the 2004 Performance Share Program, the Company granted certain employees, including Named Executive Officers, the right to receive Performance Shares, subject to the Company achieving a specified percentage of its Cumulative EPS Goal for fiscal 2004, fiscal 2005 and fiscal 2006. In order for any performance shares to be received under the 2004 Performance Share Program, the Company must achieve a percentage of the Cumulative EPS Goal that is based on a weighted average calculation that takes into account 100% of the fiscal 2004 earnings per share goal and 80% of the earnings per share goals for each of fiscal 2005 and 2006. If the Company achieves the specified percentage of the Cumulative EPS Goal, each recipient will be entitled to receive a percentage of his or her Performance Shares equal to the percentage of the Cumulative EPS Goal achieved by the Company, up to a maximum of 100%. Based on the actual, cumulative fiscal 2004-2006 results, determined as of March 16, 2007, recipients earned approximately 90% of the Performance Shares originally granted under this program.

The Performance Share Program was modified for the 2005 Performance Share Program. Under the 2005 Performance Share Program, the Company granted certain employees, including Named Executive Officers, the right to receive Performance Shares subject to the Company achieving at least 80% of its Cumulative EPS Goal for fiscal 2005, fiscal 2006 and fiscal 2007. If the Company achieves at least 80% of the Cumulative EPS Goal, each recipient will be entitled to receive a percentage of his or her Performance Shares equal to the percentage of the Cumulative EPS Goal achieved by the Company, up to a maximum of 100%. (e.g., if the Company achieves 90% of the Cumulative EPS Goal, then the recipient will be entitled to receive 90% of his or her “Target” Performance Share amount).

The Performance Share Program was modified again for the 2006 Performance Share Program to allow for upside opportunity for exemplary performance. Under the 2006 Performance Share Program, the Company granted certain employees, including Named Executive Officers, the right to receive Performance Shares, subject to the Company achieving at least 80% of its Cumulative EPS Goal for fiscal 2006, fiscal 2007 and fiscal 2008. If the Company achieves at least 80% of the Cumulative EPS Goal, each recipient will be entitled to receive a percentage of his or her Performance Shares equal to the percentage of the Cumulative EPS Goal achieved by the Company. If the Company achieves between 100% and 150% of the Cumulative EPS Goal, each recipient will be entitled to receive an additional percentage of the “Target” number of Performance Shares granted equal to twice the incremental percentage increase in the Cumulative EPS Goal over 100% (e.g., if the Company achieves 120% of the Cumulative EPS Goal, then the recipient will be entitled to receive 140% of his or her “Target” Performance Share amount as shown below).

LTI	EPS
Payout	Performance

80.0%	80.0%
85.0%	85.0%
90.0%	90.0%
95.0%	95.0%
100.0%	100.0%
105.0%	102.5%
110.0%	105.0%
115.0%	107.5%
120.0%	110.0%
125.0%	112.5%
130.0%	115.0%
135.0%	117.5%

LTI	EPS
Payout	Performance

140.0%	120.0%
145.0%	122.5%
150.0%	125.0%
155.0%	127.5%
160.0%	130.0%
165.0%	132.5%
170.0%	135.0%
175.0%	137.5%
180.0%	140.0%
185.0%	142.5%
190.0%	145.0%
195.0%	147.5%
200.0%	150.0%

     Deferred Stock Unit Plan

We maintain an Executive Elective Deferred Stock Unit Plan (the “Deferred Stock Unit Plan”), in which executives can elect to defer all or part of their annual incentive compensation, or commission if applicable, for a specified period of time. The amount of compensation that is deferred is converted into a number of stock units, as determined by the share price of our common stock on the effective date of the election. These units are converted back into a cash amount at the expiration of the deferral period based on the share price of our common stock on the expiration date and paid to the executive in cash in accordance with the payout terms of the plan. Accordingly, we recognize compensation expense throughout the deferral period to the extent that the share price of our common stock increases, and reduce compensation expense throughout the deferral period to the extent that the share price of our common stock decreases.

     Deferred Compensation Plan

The Company adopted a Non-Qualified Deferred Compensation Plan effective as of February 25, 2005 (the “Deferred Compensation Plan”). Selected employees who are at the “director” level and above are eligible to participate in the Deferred Compensation Plan. Participants must complete a deferral election each year and submit it to the Company prior to the beginning of the fiscal year for which the compensation pertains to indicate the level of compensation (salary, bonus and commissions) they wish to have deferred for the coming year. This deferral election is irrevocable except to the extent permitted by the Deferred Compensation Plan’s administrator, and the applicable regulations promulgated by the Internal Revenue Service. The Company currently matches 50.0% of the first 4.0% contributed by participants and currently pays a declared interest rate of 8.0% on balances outstanding. The Board of Directors administers the Deferred Compensation Plan and can change the Company match, interest rate or any other aspects of the plan at any time.

Deferral periods are defined as the earlier of termination of employment or not less than three calendar years following the end of the applicable Deferred Compensation Plan Year. Extensions of the deferral period for a minimum of five years are allowed, provided the election is made at least one year before the first payment affected by the change. Payments can be in a lump sum or in equal payments over a two-, five- or ten-year period, plus interest from the commencement date.

The Deferred Compensation Plan assets are kept in an unsecured account that has no trust fund. In the event of bankruptcy, any future payments would have no greater rights than that of an unsecured general creditor of the Company and they confer no legal rights for interest or claim on any assets of the Company. Benefits provided by the Deferred Compensation Plan are not insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 (“ERISA”), because the pension insurance provisions of ERISA do not apply to the Deferred Compensation Plan.

For the plan year ended December 31, 2006, Named Executive Officers contributed $55,623 to the Plan and the Company provided matching funds and interest of $19,480.

Stock Ownership Requirements

In accordance with the desire to better align the long-term objectives of our executives and Board of Directors with our shareholders, during fiscal 2006 the Company’s Board of Directors adopted minimum stock ownership guidelines, setting forth the levels of ownership required of Board members and top executives of the Company. Board members must own shares of our common stock equal in value to at least $100,000. Our Chief Executive Officer is required to own shares of our common stock and vested options equal in value to at least four times his annual salary, while our Chief Financial Officer and our Chief Operating Officer are required to own shares of our common stock and vested options equal in value to at least two times their respective annual salaries. Other Vice Presidents must own shares of our common stock and vested options equal in value to at least their respective annual salaries. For purposes of determining compliance with the minimum stock ownership guidelines, share ownership is defined to include stock owned directly by the director or executive and vested stock options. The determination does not include Performance Shares until those shares are actually earned and issued. Shares owned directly by directors and executives in compliance with the minimum ownership guidelines represent investments in our common stock. Therefore, gains or losses resulting from appreciation or depreciation of these shares are not taken into account when calculating compensation amounts reported in this proxy statement.

Other Benefits

We provide additional benefit plans to employees, including the Named Executive Officers, such as medical, dental, life insurance and disability coverage, flex benefit accounts, 401(k) plan, and an employee assistance program. We also provide vacation and other paid holidays to employees, including the Named Executive Officers, which are comparable to those provided at other companies of comparable size.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Annual cash incentive compensation, stock option awards and awards of Performance Shares generally are performance-based compensation meeting those requirements and, as such, are fully deductible.

Employment Agreements and Employment Arrangements

David Goronkin, the Company’s President and Chief Executive Officer, has an employment agreement with the Company. During 2006, Mr. Goronkin received an annualized base salary of $472,500 (subject to increase at the discretion of the Board of Directors) and was eligible for a bonus of up to 75% of his base salary, based on his satisfaction of certain performance-based criteria. In addition to providing health, medical, dental, vision and disability insurance coverage, and customary benefits, the Company has also purchased a term life insurance policy which identifies beneficiaries of Mr. Goronkin’s choice. The employment agreement provides that Mr. Goronkin will continue to receive his base salary and insurance benefits for a period of up to 12 months if he is terminated by the Company for a reason other than death, disability or “cause,” if Mr. Goronkin resigns for “good reason,” or if Mr. Goronkin is terminated for any reason within six months following a “change in control,” each as defined in the employment agreement. The employment agreement provides that Mr. Goronkin will not compete with the Company, or solicit employees of the Company, for two years after the termination of his employment with the Company. The agreement has a one year term which annually renews for successive one year terms unless terminated in accordance with its provisions. Effective January 1, 2007, Mr. Goronkin’s base salary was increased to $500,000.

Diana G. Purcel, the Company’s Chief Financial Officer and Secretary, has an employment arrangement with the Company pursuant to which, during fiscal 2006, she received an annualized salary of $210,000, was eligible for a bonus of up to 40% of her base salary, and received medical, dental and other customary benefits. Effective January 1, 2007, the Company increased Ms. Purcel’s annualized base salary to $250,000. Ms. Purcel’s employment arrangement includes a statement of severance protection which provides that, in the event of her separation from employment due to change in control or for any reason other than for cause, the Company will provide her six months’ base compensation, mitigated should she find new employment during the six month period.

Christopher O’Donnell, the Company’s Chief Operating Officer, has an employment arrangement with the Company pursuant to which, during fiscal 2006, he received an annualized salary of $180,600, was eligible for a bonus of up to 40% of his base salary, and received medical, dental and other customary benefits. Effective January 1, 2007, the Company increased Mr. O’Donnell’s annualized base salary to $200,000.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
DEAN A. RIESEN, Chairperson
F. LANE CARDWELL, JR.

EXECUTIVE COMPENSATION

The following summary compensation table reflects cash and non-cash compensation for the 2006 fiscal year awarded to or earned by (i) each individual serving as the Principal Executive Officer and the Principal Financial Officer of the Company during the fiscal year ended December 31, 2006; and (ii) each individual that served as an executive officer of the Company at the end of the fiscal year ended December 31, 2006 who received in excess of $100,000 in salary and bonus during such fiscal year (the “Named Executive Officers”). There were no highly compensated employees at the end of the fiscal year ended December 31, 2006 that were not executive officers and that earned more than the highest paid Named Executive Officers.

Summary Compensation Table

							Change in
							Pension
							Value and
							Non-Qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(2)	($)	($)(3)	($)(4)	($)(5)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

David Goronkin President and Chief Executive Officer	2006	$472,500	$147,774	$303,905	—	$240,186	$1,588	$1,100	$1,167,053
Diana G. Purcel Chief Financial Officer and Secretary	2006	$210,000	$35,028	$90,307	—	$48,972	$319	—	$384,626
Christopher O’Donnell Chief Operating Officer(6)	2006	$180,600	$30,124	$86,560	—	$42,116	—	—	$339,400

(1)	As described in the Compensation Discussion and Analysis section of this proxy statement, amounts shown were paid as discretionary bonuses under the Company’s 2006 Annual Incentive Plan.

(2)	Amounts shown reflect the dollar amount recognized for financial statement reporting purposes for fiscal 2006 in accordance with FAS 123(R), and thus include amounts from awards granted in 2004, 2005 and 2006. Assumptions used in the calculation of this amount are included in footnote 12 to the Company’s audited financial statements for fiscal 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007.

(3)	Amounts shown were earned under the Company’s 2006 Annual Incentive Plan. In addition, Mr. Goronkin’s total also includes $33,585 earned under the Company’s Deferred Stock Unit Plan.

(4)	The Company does not maintain a pension plan. Amounts shown were earned under the Company’s Non-qualified Deferred Compensation Plan and represent the difference between the 8.0% interest rate earned during 2006 under the plan and 120% of the long-term applicable federal rate (5.39%).

(5)	Represents premium payments for a term-life insurance policy paid by the Company on Mr. Goronkin’s behalf.

(6)	Mr. O’Donnell was promoted to the position of Chief Operating Officer on January 3, 2007.

Grants of Plan-Based Awards

Estimated Future Payouts Under Equity Incentive Plan Awards
								All Other	All Other
								Stock	Option		Grant
								Awards:	Awards:	Exercise	Date
			Estimated Future Payouts					Number of	Number of	or Base	Fair
			Under Non-Equity					Shares of	Securities	Price of	Value of
			Incentive Plan Awards					Stock or	Underlying	Option	Stock and
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Grant Date	($)	($)	($)	(#)(1)	(#)(2)	(#)(3)	(#)	(#)	($/Sh)	Awards(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

David Goronkin	12/29/05	—	—	—	23,920	29,900	59,800	—	—	—	$336,076
Diana G. Purcel	12/29/05	—	—	—	5,760	7,200	14.400	—	—	—	$80,928
Christopher O’Donnell	12/29/05	—	—	—	4,960	6,200	12,400	—	—	—	$69,688

(1)	Represents the “threshold” number of shares of common stock that the recipient is eligible to receive at the end of the three-year performance period under the applicable Performance Share grant under the 2006-2008 Program. If the Company achieves between 80% and 100% of the Cumulative EPS Goal, recipients will be entitled to a percentage of the “target” number of shares equal to the percentage of the Cumulative EPS Goal achieved.

(2)	Represents the “target” number of shares of common stock that the recipient will receive at the end of the three-year performance period if 100% of the Cumulative EPS Goal over such period is achieved.

(3)	Represents the “maximum” number of shares of common stock that the recipient is eligible to receive at the end of the three-year performance period under the applicable Performance Share grant. In the case of the 2006-2008 Program, if the Company achieves between 100% and 150% of the Cumulative EPS Goal for the period, in addition to the “target” number of Performance Shares, the recipient will be entitled to receive a number of additional Performance Shares equal to twice the incremental percentage increase in the Cumulative EPS Goal over 100% (e.g., if the Company achieves 120% of the Cumulative EPS Goal, then the recipient will be entitled to receive 140% of his or her “target” Performance Share amount).

(4)	Amounts shown represent “target” fair values on the grant date. Threshold and maximum values, respectively, are as follows: Mr. Goronkin: $268,861 and $672,152; Ms. Purcel: $64,742 and $161,856; and Mr. O’Donnell: $55,750 and $139,376.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options held by the Named Executive Officers at December 31, 2006:

						Stock Awards
										Equity
										Incentive
								Equity		Plan
	Option Awards							Incentive		Awards:
			Equity					Plan		Market
			Incentive					Awards:		or Payout
			Plan					Number of		Value of
			Awards:				Market	Unearned		Unearned
	Number of	Number of	Number of			Number of	Value of	Shares,		Shares,
	Securities	Securities	Securities			Shares or	Shares or	Units or		Units or
	Underlying	Underlying	Underlying			Units of	Units of	Other		Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights		Rights
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	That Have		That Have
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested		Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)(3)		($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)

David Goronkin	200,000	—	—	$4.10	08/11/2013	—	—	44,630	(1)	$735,949
	31,000	31,000		$6.15	02/18/2014			29,900	(2)	$493,051
Diana G. Purcel	18,000	12,000	—	$5.05	11/18/2013	—	—	14,628	(1)	$241,216
	10,000	10,000		$6.15	02/18/2014			7,200	(2)	$118,728
Christopher O’Donnell	16,000	—	—	$3.19	05/23/2010	—	—	14,628	(1)	$241,216
	20,000	—		$3.94	02/09/2011			6,200	(2)	$102,238
	24,000	6,000		$6.60	07/19/2012
	10,000	10,000		$6.15	02/18/2014

(1)	Awards granted under the Company’s 2005-2007 Performance Share Program will vest, if earned, on the date the Company files its Annual Report on Form 10-K for fiscal 2007.

(2)	Awards granted under the Company’s 2006-2008 Performance Share Program will vest, if earned, on the date the Company files its Annual Report on Form 10-K for fiscal 2008.

(3)	Represents the “target” number of shares of common stock that the recipient will receive at the end of the three-year performance period if 100% of the Cumulative EPS Goal over such period is achieved.

(4)	Market value calculations based on the Company’s closing stock price of $16.49 at the end of fiscal 2006.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)(1)	($)(2)
(a)	(b)	(c)	(d)	(e)
David Goronkin	—	—	11,669	$214,365
Diana G. Purcel	—	—	4,039	$74,203
Christopher O’Donnell	24,000	$337,590	4,039	$74,203

(1)	Shares acquired were earned under the Company’s 2004-2006 Performance Share Program.

(2)	Award values under the Company’s 2004-2006 Performance Share Program were determined based on a vesting date of March 16, 2007, the date corresponding with the Company’s filing of its Annual Report on Form 10-K for fiscal 2006.

Non-Qualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in	Withdrawals/	Balance at
	Last FY	Last FY	Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

David Goronkin	$47,250	$9,450	$4,867	—	$95,112
Diana G. Purcel	$8,373	$4,186	$977	—	$19,723
Christopher O’Donnell	—	—	—	—	—

Director Compensation

					Change in
	Fees				Pension
	Earned				Value and
	or			Non-Equity	Non-Qualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)(1)	($)	($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

F. Lane Cardwell, Jr.	—	$59,698	—	—	—	—	$59,698
K. Jeffrey Dahlberg	—	$59,698	—	—	—	—	$59,698
David Goronkin	—	—	—	—	—	—	—
Mary L. Jeffries	—	$64,411	—	—	—	—	$64,411
Richard L. Monfort	—	$59,698	—	—	—	—	$59,698
Dean A. Riesen	—	$59,698	—	—	—	—	$59,698

(1)	Amounts shown reflect the dollar amount recognized for financial statement reporting purposes for fiscal 2006 in accordance with FAS 123(R). Assumptions used in the calculation of this amount are included in footnote 12 to the Company’s audited financial statements for fiscal 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007.

After reviewing competitive data received from its independent compensation expert, the Company changed its Board of Directors’ compensation program for fiscal 2006. Prior to 2006, non-employee Board members (each director other than Mr. Goronkin) received a combination of cash and stock options in payment for their service to the Company. During 2006, each non-employee Board member received shares of common stock for their service on the Board. These shares were fully vested upon grant and were unrestricted, but required reimbursement of the prorated portion or equivalent value thereof in the event that a Board member did not fulfill their term of service. Each director received 3,800 shares on May 11, 2006, except for Mary L. Jeffries who received 4,100 shares in recognition of the additional work associated with her service as the chairperson of the Company’s Audit Committee.

Executive Officers of the Company

		Principal Occupation, Business Experience for the
Name and Title	Age	Past Five Years and Directorships of Public Companies

David Goronkin President and Chief Executive Officer	44	See ‘‘Election of Directors (Proposal One)” — above.

Diana G. Purcel Chief Financial Officer and Secretary	40	Ms. Purcel has served as Chief Financial Officer and Secretary of the Company since November 19, 2003. Prior to joining the Company, Ms. Purcel served as Vice President and Chief Financial Officer of Paper Warehouse, Inc., a publicly held chain of retail stores specializing in party supplies and paper goods, from 2002 until September 2003, during which time that company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Minnesota. While she was with Paper Warehouse, she also served as its Vice President, Controller and Chief Accounting Officer from 1999 to 2002. Over the course of her career, Ms. Purcel has held financial and accounting positions with Provell, Inc (formerly Damark International, Inc.) and Target Corporation (formerly Dayton Hudson Corporation). Ms. Purcel is a certified public accountant who spent five years with the firm of Arthur Andersen in the late 1980s and early 1990s.

Christopher O’Donnell Chief Operating Officer	47	Mr. O’Donnell has served as Chief Operating Officer of the Company since January 3, 2007. From January 2, 2006, and immediately prior to assuming his new responsibilities, he served as Executive Vice President of Operations for the Company. From June 19, 2002 to January 1, 2006, he served as Senior Vice President of Operations and from February 1998 to June 2002, he served as the Company’s Vice President of Human Resources. Prior to joining the Company, Mr. O’Donnell was Vice President of Development for Pencom International, a producer of training products for restaurant and hotel operators aimed at increasing sales, improving service, building traffic, addressing staffing challenges and reducing turnover. From 1982 to 1987 Mr. O’Donnell was the operating partner in Premier Ventures, a high volume restaurant located in Denver, Colorado.

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal Two)

The Board of Directors and management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. Independent registered public accountants play an important part in the Company’s system of financial control. In accordance with the duties set forth in its written charter, the Audit Committee of the Company’s Board of Directors has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year. A representative of Grant Thornton LLP is expected to attend this year’s Annual Meeting and be available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if he or she desires to do so.

If the shareholders do not ratify the appointment of Grant Thornton LLP, the Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Grant Thornton LLP by the shareholders, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the shareholders, if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and 401(k) audit services, tax services and other services rendered by Grant Thornton LLP during fiscal years 2006 and 2005.

	2006	2005

Audit Fees(1)(2)	$283,000	$230,300
Audit-Related Fees(3)	12,000	9,700
Tax Fees(4)	107,000	75,000
All Other Fees(5)	5,000	4,000

Total Fees	$407,000	$319,000

(1)	Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Includes fees of $142,000 in each of fiscal 2005 and fiscal 2006 for work performed in connection with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

(3)	Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reported under the caption Audit Fees above including 401(k) audit.

(4)	Tax Fees consist of fees for tax compliance, tax advice, and tax planning.

(5)	All Other Fees typically consist of fees for permitted non-audit products and services provided.

The Audit Committee of the Board of Directors has reviewed the services provided by Grant Thornton LLP during fiscal year 2006 and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by Grant Thornton LLP is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with Grant Thornton LLP and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Company’s Audit Committee charter (a copy of which is available at the Company’s website at www.famousdaves.com) provides that all audit and non-audit accounting services that are permitted to be performed by the Company’s independent registered public accounting firm under applicable rules and regulations must be pre-approved by the Audit Committee or by designated members of the Audit Committee, other than with respect to de minimus exceptions permitted under the Sarbanes-Oxley Act of 2002. During fiscal 2006, all services performed by Grant Thornton LLP were pre-approved in accordance with the Audit Committee charter.

Prior to or as soon as practicable following the beginning of each fiscal year, a description of the audit, audit-related, tax, and other services expected to be performed by the independent registered public accounting firm in the following fiscal year is presented to the Audit Committee for approval. Following such approval, any requests for audit, audit-related, tax, and other services not presented and pre-approved must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairperson of the Audit Committee. The Chairperson must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval. In addition, the Audit Committee has granted pre-approval for the Chief Executive Officer and the Chief Financial Officer to spend up to $5,000 annually in additional permitted audit fees with Grant Thornton, which authority and amount will be reviewed and approved annually.

OTHER MATTERS

Board of Directors and Committees

Board of Directors

The Company’s Board of Directors is currently comprised of six (6) members, each of whom is identified under Proposal One (“Election of Directors”) above. The following directors, constituting a majority of the Board, are “independent directors” as such term is defined in Section 4200(a) (15) of National Association of Securities Dealers’ listing standards: F. Lane Cardwell, Jr., K. Jeffrey Dahlberg, Mary L. Jeffries, Richard L. Monfort and Dean A. Riesen. The Board of Directors held four meetings during fiscal 2006 and took action by written action in lieu of a meeting one time. The Company has a standing Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and Strategic Planning Committee. During fiscal 2006, each member of the Board of Directors attended at least 75% of the Board meetings and meetings of committees to which they belong.

Audit Committee of the Board of Directors

The Company has established a three-member Audit Committee within the Board of Directors that currently consists of Chairperson Mary L. Jeffries and Messrs. Richard L. Monfort and Dean A. Riesen. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available at the Company’s website at www.famousdaves.com. As set forth in the charter, the primary responsibilities of the Audit Committee include: (i) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (ii) reviewing and appraising the audit performed by the Company’s independent registered public accounting firm; and (iii) providing an open avenue of communication among the independent registered public accounting firm, financial and senior management and the Board of Directors. The charter also requires that the Audit Committee review and pre-approve the performance of all audit and non-audit accounting services to be performed by the Company’s independent registered public accounting firm, as well as tax work performed by the Company’s tax firm, other than certain de minimus exceptions permitted by Section 202 of the Sarbanes-Oxley Act of 2002. The Audit Committee held four formal meetings and three informal quarterly telephonic meetings during fiscal 2006.

The Board of Directors has determined that at least one member of the Audit Committee, Mary L. Jeffries, is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. In addition, each member of the Audit Committee (including Ms. Jeffries) is an “independent director,” as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers’ listing standards, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Board of Directors has also determined that each of the Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

Compensation Committee of the Board of Directors

The Company has established a two-member Compensation Committee within the Board of Directors that currently consists of Chairperson Dean A. Riesen, and F. Lane Cardwell, Jr. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available at the Company’s website at www.famousdaves.com. The Compensation Committee reviews the Company’s remuneration policies and practices, makes recommendations to the full Board in connection with all compensation matters affecting the Company and administers the Company’s incentive compensation plans. The Compensation Committee held three meetings during fiscal 2006.

Corporate Governance and Nominating Committee of the Board of Directors

The Company has established a Corporate Governance and Nominating Committee within the Board of Directors that consists of Chairperson Dean A. Riesen, Mary L. Jeffries and F. Lane Cardwell, Jr., each of whom satisfies the independence requirements of The NASDAQ Stock Market rules. The primary role of the Corporate

Governance and Nominating Committee is to consider and make recommendations to the full Board of Directors concerning the appropriate size, function and needs of the Board, including establishing criteria for Board membership and considering, recruiting and recommending candidates (including those recommended by shareholders) to fill new Board positions. The Corporate Governance and Nominating Committee also considers and advises the full Board on matters of corporate governance and monitors and recommends the functions of, and membership on, the various committees of the Board.

The Corporate Governance and Nominating Committee (or a subcommittee thereof) recruits and considers director candidates and presents qualified candidates to the full Board for consideration. Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

The Corporate Governance and Nominating Committee will consider each candidate’s general business and industry experience, his or her ability to act on behalf of shareholders, overall Board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board nominees. If the Corporate Governance and Nominating Committee approve a candidate for further review following an initial screening, the Corporate Governance and Nominating Committee will establish an interview process for the candidate. Generally, the candidate will meet with at least a majority of the members of the Corporate Governance and Nominating Committee, along with the Company’s Chief Executive Officer. Contemporaneously with the interview process, the Corporate Governance and Nominating Committee will conduct a comprehensive conflicts-of-interest assessment of the candidate. The Corporate Governance and Nominating Committee will consider reports of the interviews and the conflicts-of-interest assessment to determine whether to recommend the candidate to the full Board of Directors. The Corporate Governance and Nominating Committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital part in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters and willingness to assume broad, fiduciary responsibility.

Recommendations for candidates to be considered for election to the Board at the Company’s annual shareholders’ meeting may be submitted to the Corporate Governance and Nominating Committee by the Company’s shareholders. In order to make such a recommendation, a shareholder must submit the recommendation in writing to the Chairperson of the Corporate Governance and Nominating Committee, in care of the Company’s Secretary at the Company’s headquarters address, at least 120 days prior to the mailing date of the previous year’s annual meeting proxy statement. To enable the Corporate Governance and Nominating Committee to evaluate the candidate’s qualifications, shareholder recommendations must include the following information:

•	The name and address of the nominating shareholder and of the director candidate;

•	A representation that the nominating shareholder is a holder of record of the Company entitled to vote at the current years annual meeting;

•	A description of any arrangements or understandings between the nominating shareholder and the director candidate or candidates being recommended pursuant to which the nomination or nominations are to be made by the shareholder;

•	A resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to hold a Board position;

•	Such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors; and

•	The consent of each nominee to serve as a director of the Company if so elected.

The Corporate Governance and Nominating Committee held three meetings during fiscal 2006.

Strategic Planning Committee of the Board of Directors

The Company has established a Strategic Planning Committee within the Board of Directors which currently consists of Chairperson F. Lane Cardwell, David Goronkin and Dean A. Riesen. The primary role of the Strategic Planning Committee is to consider the long-term strategic direction of the Company and make recommendations regarding the long-term strategic direction of the Company to the full Board of Directors. The Strategic Planning Committee held one meeting during fiscal 2006.

Corporate Governance, Ethics and Business Conduct

The Company’s Board of Directors firmly believes that the commitment to sound corporate governance practices is essential to obtaining and retaining the trust of investors, employees, guests and suppliers. The Company’s corporate governance practices reflect the requirements of applicable securities laws, including the Sarbanes-Oxley Act of 2002, the NASDAQ Stock Market listing requirements and the Company’s own vision of good governance practices. As part of its adherence to these corporate governance practices, the Company has adopted the Famous Dave’s of America, Inc. Corporate Governance Principles and Practices.

In addition to existing practices to ensure compliance with applicable laws and listing requirements, during fiscal 2006 the Board of Directors approved changes to the Company’s Corporate Governance Principles and Practices and adopted provisions that:

•	limit the number of boards on which Directors may sit;

•	require regular internal performance reviews of the Board and its members;

•	prohibit the adoption of equity plans without shareholder approval;

•	establish executive and Board stock ownership guidelines;

•	enhance the qualification requirements for Board members; and

•	require Board members to retain shares of common stock received as compensation for their Board service until they are no longer serving on the Board.

The Company is committed to conducting business lawfully and ethically. All of its employees, including its Chief Executive Officer and senior financial officers, are required to act at all times with honesty and integrity. The Company’s Code of Ethics and Business Conduct covers areas of professional conduct, including workplace behavior, conflicts of interest, fair dealing with competitors, guests and vendors, the protection of Company assets, trading in Company securities and confidentiality, among others. The Code of Ethics and Business Conduct requires strict adherence to all laws and regulations applicable to our business and also describes the means by which any employee can provide an anonymous report of an actual or apparent violation of our Code of Ethics and Business Conduct. In addition to the Code of Ethics and Business Conduct, the Company has adopted a separate Code of Ethics specifically applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Controller.

The full text of the Famous Dave’s of America, Inc. Corporate Governance Principles and Practices, the Code of Ethics and Business Conduct and the Code of Ethics specifically applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Controller are each available online at www.famousdaves.com (click on Investor Relations, Corporate Governance and Corporate Governance Principles and Practices, Code of Ethics and Business Conduct Policy, or “Code of Ethics specifically applicable to CEO, CFO and Controller, as applicable).

Compensation Committee Interlocks and Insider Participation

During fiscal 2006, directors serving on the Compensation Committee included F. Lane Cardwell, Jr. and Dean A. Riesen. There are no relationships among members of the Compensation Committee, members of the Board of Directors or executive officers of the Company that require disclosure under Item 402(j) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Ability of Shareholders to Communicate with the Company’s Board of Directors

The Company’s Board of Directors has established several means for shareholders and others to communicate with the Company’s Board of Directors. If a shareholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairperson of the Company’s Audit Committee in care of the Company’s Secretary at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairperson of the Corporate Governance and Nominating Committee in care of the Company’s Secretary at the Company’s headquarters address. If a shareholder is unsure as to which category the concern relates, the shareholder may communicate it to any one of the independent directors in care of the Company’s Secretary at the Company’s headquarters address. All shareholder communications will be sent to the applicable director(s).

Report of the Audit Committee

The Audit Committee is governed by the Audit Committee charter adopted by the Company’s Board of Directors, the full text of which is available online at www.famousdaves.com (click on “Investor Relations,” “Corporate Governance” and “Audit Committee Charter”). This charter reflects the Audit Committee’s increased responsibilities as a result of the Sarbanes-Oxley Act of 2002, as well as The NASDAQ Stock Market corporate governance standards. Each of the members of the Audit Committee qualifies as an “independent” director under the current applicable listing standards of The NASDAQ Stock Market.

The Company’s management has primary responsibility for the Company’s internal controls and preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, Grant Thornton LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting, internal controls, and audit functions.

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the last fiscal year and discussed them with management.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, by the Auditing Standards Board of the American Institute of Certified Public Accountants, and PCAOB Auditing Standard No. 2,  An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, promulgated by the Independence Standards Board, and has discussed with the independent accountants, their independence.

The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
MARY L. JEFFRIES, Chairperson
RICHARD L. MONFORT
DEAN A. RIESEN

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

The Company has one class of voting securities outstanding, Common Stock, $0.01 par value, of which 10,150,189 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 1, 2007, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each Named Executive Officer identified in the Summary Compensation Table, and (iv) all Named Executive Officers and directors as a group. Unless otherwise indicated, the address of each of the following persons is 12701 Whitewater Drive, Suite 200, Minnetonka, Minnesota 55343, and each such person has sole voting and investment power with respect to the shares of Common Stock set forth opposite each of their respective names.

	Shares		Percentage
Name and Address of Beneficial Owner	Beneficially Owned		of Total

David Goronkin	285,850	(1)	2.75%
Diana G. Purcel	35,500	(2)	*
Christopher O’Donnell	84,435	(3)	*
F. Lane Cardwell, Jr.	42,550	(4)	*
K. Jeffrey Dahlberg	351,600	(5)	3.44%
Mary L. Jeffries	42,885	(6)	*
Richard L. Monfort	85,300	(7)	*
Dean A. Riesen	123,750	(8)	1.21%
All Directors and Named Executive Officers as a group (8 people)	1,051,870	(9)	9.84%
FMR Corporation (Fidelity Management Research Corp).	1,063,738	(10)	10.47%
82 Devonshire Street
Boston, MA 02109
Vicuna Advisors, L.L.C.	860,212	(11)	8.46%
230 Park Avenue, 7th Floor
New York, NY 10169

*	less than 1%

(1)	Includes 246,500 shares that Mr. Goronkin has the right to acquire within 60 days.

(2)	Includes 2,000 shares held by Ms. Purcel in a self-directed IRA and 33,000 shares that Ms. Purcel has the right to acquire within 60 days.

(3)	Includes 75,000 shares that Mr. O’Donnell has the right to acquire within 60 days.

(4)	Includes 28,750 shares that Mr. Cardwell has the right to acquire within 60 days.

(5)	Includes 70,000 shares that Mr. Dahlberg has the right to acquire within 60 days.

(6)	Includes 29,250 shares that Ms. Jeffries has the right to acquire within 60 days.

(7)	Includes 10,000 shares that Mr. Monfort has the right to acquire within 60 days.

(8)	Includes 33,750 shares that Mr. Riesen has the right to acquire within 60 days.

(9)	Includes 526,250 shares that such individuals have the right to acquire within 60 days.

(10)	Based on the most recent Schedule 13G filed on August 10, 2006 with the Securities and Exchange Commission.

(11)	Based on the most recent Schedule 13D filed on August 2, 2006 with the Securities and Exchange Commission.

CERTAIN TRANSACTIONS

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing policies and procedures with respect to related party transactions required to be disclosed pursuant to Item 404 of the Securities and Exchange Commission’s Regulation S-K (including transactions between the Company and its officers and directors, or affiliates of such officers or directors), and approving the terms and conditions of such related party transactions.

Although we did not engage in related party transactions during fiscal 2006, if we were to do so, such transactions would need to be approved by our Audit Committee prior to the Company entering into such transaction.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of Forms 3, 4 and 5 furnished to the Company, or written representations that no Forms 5 were required, the Company believes that its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2006.

PROPOSALS OF SHAREHOLDERS

Any shareholder who desires to submit a proposal for action by the shareholders at the next annual meeting must submit such proposal in writing to Diana G. Purcel, Secretary, Famous Dave’s of America, Inc., 12701 Whitewater Drive, Suite 200, Minnetonka, Minnesota, 55343, by December 12, 2007. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company suggests that any such proposal be submitted by certified mail return receipt requested.

DISCRETIONARY PROXY VOTING AUTHORITY/
UNTIMELY SHAREHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in the Company’s proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company’s 2008 annual shareholders’ meeting, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company’s proxy statement, by February 25, 2008, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies may be solicited personally, by telephone, by telegram or by special letter.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Diana G. Purcel
Chief Financial Officer and Secretary

FAMOUS DAVE’S OF AMERICA, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 8, 2007
3:00 p.m.
The Sheraton Bloomington Hotel, Minneapolis South
7800 Normandale Boulevard
Minneapolis, MN

Famous Dave’s of America, Inc.
12701 Whitewater Dr., Suite 200
Minnetonka, MN 55343	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned, a shareholder of Famous Dave’s of America, Inc., hereby appoints David Goronkin and Diana G. Purcel, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Famous Dave’s of America, Inc. to be held at The Sheraton Bloomington Hotel, Minneapolis South, 7800 Normandale Boulevard, Minneapolis, Minnesota, on Tuesday, May 8, 2007 at 3:00 p.m., and at any and all adjournments thereof.
See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 7, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions the voice provides you.
VOTE BY INTERNET — http://www.eproxy.com/dave/ — QUICK ««« EASY ««« IMMEDIATE
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 7, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Famous Dave’s of America, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
If you vote by Phone or Internet, please do not mail your Proxy Card
ò Please detach here ò

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

1.	Election of directors:	01 F. Lane Cardwell, Jr.	04 Mary L. Jeffries
		02 K. Jeffrey Dahlberg	05 Richard L. Monfort
		03 David Goronkin	06 Dean A. Riesen

☐	Vote FOR	☐	Vote WITHHELD
	all nominees		from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Proposal to ratify the appointment of Grant Thornton LLP, independent registered public accounting firm, as independent auditors of the Company for fiscal 2007.	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.    Upon such other business as may properly come before the meeting or any adjournments thereof.
When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director and FOR ratification of the appointment of Grant Thornton LLP, independent registered public accounting firm, as independent auditors of the Company for fiscal 2007.

Address Change? Mark Box ☐
Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).